BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated September 19, 2017 to the Statement of Additional Information

dated May 1, 2017, as supplemented to date

Effective September 15, 2017, the following changes are made to the Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information — Other Funds and Accounts Managed — Managed Volatility V.I.” is deleted in its entirety and replaced with the following:

Managed Volatility V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Philip Green	18	20	4	0	0	1
	$16.33 Billion	$3.73 Billion	$4.16 Billion	$0	$0	$1.70 Billion
Michael Pensky*	3	0	0	0	0	0
	$2.88 Billion	$0	$0	$0	$0	$0

*	Information as of August 31, 2017.

The section entitled “Management and Advisory Arrangements — Fund Ownership — Managed Volatility V.I.” is deleted in its entirety and replaced with the following:

Managed Volatility V.I.

Portfolio Manager	Dollar Range of Equity Securities of the Fund(s) Owned
Philip Green	None
Michael Pensky*	None

*	Information as of August 31, 2017.

The section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Gates, Green and Christofel” is deleted in its entirety and replaced with the following:

Messrs. Gates, Green and Pensky

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Michael Gates	iShares Alternative Strategies V.I. iShares Dynamic Allocation V.I. iShares Dynamic Fixed Income V.I. iShares Equity Appreciation V.I.	No Benchmarks.
Philip Green Michael Pensky	Managed Volatility V.I.	No Benchmarks.

The third paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Chamby, Clayton, Cooke, Coyle, Delbos, DeSpirito, Garfin, Gates, Green, Hogshire, Jue, Karir, Keenan, Kemp, Koesterich, Kraeger, Mason, Mathieson, McGeough, Mehta, Miller, Pensky, Rieder, Rogal, Savage, Savi, Schoenhofen, Tapia, Wolfe and Zhao are eligible to participate in the deferred compensation program.

The second paragraph in the subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Discretionary Incentive Compensation — Other compensation benefits” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mdmes. Aguirre, Hsui, King and Whitelaw and Messrs. Balaraman, Chamby, Clayton, Cooke, Coyle, Delbos, DeSpirito, Garfin, Gates, Green, Hogshire, Jue, Karir, Keenan, Kemp, Koesterich, Kraeger, Mason, Mathieson, McGeough, Mehta, Miller, Pensky, Rieder, Rogal, Savage, Savi, Schoenhofen, Tapia, Wolfe and Zhao are eligible to participate in these plans.

Shareholders should retain this Supplement for future reference.

SAI-VARMV-0917SUP

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